UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

EIKON THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43085	84-2807586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Harriet Tubman Way
Millbrae, California		94030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (341) 777-0566

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EIKN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2026, Eikon Therapeutics, Inc. (the "Company") issued a press release announcing clinical and corporate updates and its financial results for the quarter ended March 31, 2026 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 11, 2026, the Company updated its corporate presentation. A copy of the updated presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 11, 2026.
99.2	Eikon Therapeutics, Inc. Corporate Presentation, dated May 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EIKON THERAPEUTICS, INC.

Date:	May 11, 2026	By:	/s/ Roger M. Perlmutter, M.D., Ph.D.
Roger M. Permutter, M.D., Ph.D. Chief Executive Officer